EXHIBIT 99.2

Supplemental Financial Information
March 31, 2008
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Consolidated Statements of Income	2
Consolidated Balance Sheets	3
Summary Operating Data	4 - 5
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Real Estate Joint Ventures and Partnerships
Property
Joint Venture Reporting	6 - 9
Financial Statements of Unconsolidated Joint Ventures and Partnerships at 100%
Financial Statements of Unconsolidated Joint Ventures and Partnerships at Prorata Share
Investments in Unconsolidated Real Estate Joint Ventures and Partnerships
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures and Partnerships
Summary Balance Sheet Information	10
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	11 - 12
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	13 - 14
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	15 - 37
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Properties (by Stabilization)
Total Net Operating Income at Prorata Share by Geographic Region
Average Base Rents by CBSA
Property Listing
Statements of Consolidated Income at Prorata Share	38
Consolidated Balance Sheets at Prorata Share	39

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2008, we owned or operated under long-term leases, interests in 381 developed income-producing properties and 35 properties that are in various stages of development (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 335 shopping centers, 78 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 48.8 million square feet of leasable area. Our properties were 93.7% leased as of March 31, 2008, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Consolidated Statements of Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2008	2007	2007	2006	2005	2004

Revenues:
Rentals	$152,428	$140,668	$582,497	$528,281	$478,581	$429,842
Other	2,732	2,020	13,327	6,826	6,219	8,202
Total	155,160	142,688	595,824	535,107	484,800	438,044

Expenses:
Depreciation and amortization	43,324	31,685	130,931	120,765	110,278	98,071
Operating	26,748	23,042	105,619	87,475	72,668	68,100
Ad valorem taxes	18,249	16,184	68,248	62,318	55,857	49,434
General and administrative	6,854	6,609	26,979	23,801	17,379	16,122
Impairment loss						3,200
Total	95,175	77,520	331,777	294,359	256,182	234,927

Operating Income	59,985	65,168	264,047	240,748	228,618	203,117
Interest Expense	(35,480)	(36,089)	(148,829)	(145,374)	(129,160)	(116,142)
Interest and Other Income	1,049	1,712	8,486	9,044	2,860	1,389
Loss on Redemption of Preferred Shares						(3,566)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	5,247	3,347	19,853	14,655	6,610	5,384
Income Allocated to Minority Interests	(1,826)	(1,178)	(10,237)	(6,414)	(6,060)	(4,928)
Gain on Sale of Properties	12	2,089	4,086	22,493	22,306	1,562
Gain on Land and Merchant Development Sales	519	666	16,385	7,166	804
(Provision) Benefit for Income Taxes	(747)	9	(4,073)	(1,366)
Income From Continuing Operations	28,759	35,724	149,718	140,952	125,978	86,816
Operating Income From Discontinued Operations	265	2,805	4,640	18,564	28,216	29,682
Gain on Sale of Properties From Discontinued Operations	8,370	12,856	83,659	145,494	65,459	24,883
Income From Discontinued Operations	8,635	15,661	88,299	164,058	93,675	54,565
Net Income	37,394	51,385	238,017	305,010	219,653	141,381
Preferred Share Dividends	(8,618)	(4,728)	(25,375)	(10,101)	(10,101)	(7,470)
Net Income Available to Common Shareholders	$28,776	$46,657	$212,642	$294,909	$209,552	$133,911
Net Income Per Common Share - Basic	$0.34	$0.54	$2.49	$3.36	$2.35	$1.55
Net Income Per Common Share - Diluted	$0.34	$0.53	$2.44	$3.27	$2.31	$1.54

(a) See Page 7 for the Company's prorata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	March 31,	December 31,
	2008	2007
ASSETS

Property	$4,993,765	$4,972,344
Accumulated Depreciation	(789,244)	(774,321)
Property Held for Sale, net	7,590
Property, net	4,212,111	4,198,023

Investment in Real Estate Joint Ventures and Partnerships (a)	297,412	300,756
Total	4,509,523	4,498,779

Notes Receivable from Real Estate Joint Ventures and Partnerships	109,661	81,818
Unamortized Debt and Lease Costs	118,368	114,969
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $8,990 in 2008 and $8,721 in 2007)	95,628	94,607
Cash and Cash Equivalents	61,488	65,777
Restricted Deposits and Mortgage Escrows	31,066	38,884
Other	117,951	98,509
Total	$5,043,685	$4,993,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,214,656	$3,165,059
Accounts Payable and Accrued Expenses	117,111	155,137
Other	99,754	104,439
Total	3,431,521	3,424,635

Minority Interest	160,449	96,885

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2008 and 2007; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2008 and 2007; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2008 and 2007; liquidation preference $200,000	2	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2008 and 2007; liquidation preference $200,000	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 83,933 in 2008 and 85,146 in 2007	2,528	2,565
Treasury Shares of Beneficial Interest - par value, $.03 per share; 1,370 shares outstanding in 2007		(41)
Accumulated Additional Paid-In Capital	1,444,180	1,442,027
Net Income in Excess of Accumulated Dividends	27,459	42,739
Accumulated Other Comprehensive Loss	(22,460)	(15,475)
Shareholders' Equity	1,451,715	1,471,823
Total	$5,043,685	$4,993,343

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 7 for additional information.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2008	2007
Funds from Operations
Numerator:
Net income available to common shareholders	$28,776	$46,657
Depreciation and amortization	42,302	31,979
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	2,540	2,057
Gain on sale of properties	(7,736)	(14,945)
Gain on sale of properties of unconsolidated real estate joint ventures and partnerships	(14)
Funds from Operations - Basic	65,868	65,748
Funds from operations attributable to operating partnership units		1,106

Funds from Operations - Diluted	$65,868	$66,854

Denominator:
Weighted average shares outstanding - Basic	83,679	86,005
Effect of dilutive securities:
Share options and awards	488	1,123
Operating partnership units		2,681
Weighted average shares outstanding - Diluted	84,167	89,809

Funds from Operations per Share - Basic	$0.79	$0.76

Funds from Operations Per Share - Diluted	$0.78	$0.74

Growth in Funds from Operations per Share - Diluted		5.4%

Dividends
Common Dividends per Share	$0.525	$0.495

Common Dividends Paid as a % of Funds from Operations	66.9%	65.1%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.4%	4.6%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.13%

Net Operating Income *
Same Property NOI Growth: **
Retail	0.7%	3.2%
Industrial	1.8%	2.5%
Total	0.8%	3.1%

*     Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income and straight line rent adjustments.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships.  We calculate FFO in a manner consistent with the NAREIT definition.

Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended
	March 31,
	2008	2007
Rentals
Base minimum rent, net	$115,814	$108,307
Straight line rent	2,699	2,169
Adjustment for out-of-market mortgage debt acquired	890	785
Percentage rent	1,602	1,792
Tenant reimbursements	31,423	27,615
Total	$152,428	$140,668

	Three Months Ended
	March 31,
	2008	2007
Interest Expense
Interest paid or accrued	$42,259	$43,746
Adjustment for out-of-market mortgage debt acquired	(1,601)	(1,802)
Gross interest expense	40,658	41,944
Less:
Capitalized interest	(5,178)	(5,855)
Interest expense	$35,480	$36,089

	Three Months Ended
	March 31,
	2008	2007
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,632	$1,053
Non-Recurring	-	20
Total	$1,632	$1,073

	March 31,	December 31,
	2008	2007
Property
Land	$973,767	$974,145
Land held for development	60,913	62,033
Land under development	227,769	223,827
Buildings and improvements	3,529,694	3,533,037
Construction in-progress	201,622	179,302
Total	$4,993,765	$4,972,344

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended
	March 31,
	2008	2007

Revenues:	$38,673	$31,219

Expenses:
Depreciation and amortization	8,618	7,003
Interest	3,921	5,090
Operating	6,263	4,615
Ad valorem taxes	4,788	4,055
General and administrative	265	165
Total	23,855	20,928

Gain on land and merchant development sales	495
Gain on sale of properties	38
Net income	$15,351	$10,291

	March 31,	December 31,
	2008	2007
ASSETS

Property	$1,695,028	$1,660,915
Accumulated depreciation	(80,207)	(71,998)
Property, net	1,614,821	1,588,917

Other assets	217,166	238,166

Total	$1,831,987	$1,827,083

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$377,650	$378,206
Amounts payable to Weingarten Realty Investors	114,389	87,191
Other liabilities	125,687	138,150
Accumulated equity	1,214,261	1,223,536

Total	$1,831,987	$1,827,083

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Prorata Share
(in thousands)

	Three Months Ended
	March 31,
	2008	2007

Revenues:	$10,680	$9,198

Expenses:
Depreciation and amortization	2,540	2,057
Interest	813	1,503
Operating	1,756	1,373
Ad valorem taxes	1,310	1,122
General and administrative	83	72
Total	6,502	6,127

Gain on land and merchant development sales	182
Gain on sale of properties	14

Net Income	$4,374	$3,071

	March 31,	December 31,
	2008	2007
ASSETS

Property	$471,410	$456,007
Accumulated Depreciation	(28,995)	(26,604)
Property, net	442,415	429,403

Other Assets	83,014	89,310
Total	$525,429	$518,713

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$115,919	$115,967
Amounts Payable to Weingarten Realty Investors	54,592	40,852
Accounts Payable and Accrued Expenses	49,393	53,315
Total	219,904	210,134

Accumulated Equity	305,525	308,579

Total	$525,429	$518,713

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2008
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,261	$344,351	$-	20.0%	$-	$65,715	$829
AEW SRP, LLC	9	895	173,336	105,384	25.0%	26,346	14,578	(119)
Collins	8	1,096	138,888	12,058	50.0%	6,029	48,194	716
AEW - Institutional Client	6	523	137,805	70,449	20.0%	14,090	12,336	152
BIT Retail	3	715	-	-	20.0%	-	29,345	(0)
BIT Investment Thirty-Six, LP	12	4,068	236,919	25,015	20.0%	5,003	34,516	382
Eagle AN, LP	7	2,050	51,566	35,970	20.0%	7,194	-	18

Other	24	3,050	749,122	128,775	44.5%	57,257	92,728	3,269

Total	76	13,658	$1,831,987	$377,650	26.7%	$115,919	$297,412	$5,247

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Parnerships
March 31, 2008
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	-	-	-
AEW SRP, LLC	9	$105,384	5.7%	7.8
Collins	8	12,058	6.0%	13.3
AEW - Institutional Client	6	70,449	5.7%	5.9
BIT Retail	3	-	-	-
BIT Investment Thirty-Six, LP	12	25,015	6.4%	3.6
Eagle AN, LP	7	35,970	8.1%	2.4

Other	24	53,057	5.6%	5.5

Total	76	$301,932	6.0%	6.2

(1) All mortgages are fixed rate except for one of the "other" which has a variable-rate mortgage ($3.4 million).

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2008	2007

Common Share Data
Closing Market Price	$34.44	$31.44

Dividend Yield	6.10%	6.30%

90-Day Average Trading Volume	626,713	468,050

Capitalization (As reported)
Debt	$3,214,656	$3,165,059
Preferred Shares	547,500	547,500
Common Shares at Market	2,890,653	2,633,917
Operating Partnership Units at Market	81,382	75,959
Total Market Capitalization	$6,734,191	$6,422,435

Debt to Total Market Capitalization	47.7%	49.3%

Capitalization (Prorata)
Debt	$3,160,646	$3,242,349
Preferred Shares	547,500	547,500
Common Shares at Market	2,890,653	2,633,917
Operating Partnership Units at Market	81,382	75,959
Total Market Capitalization	$6,680,181	$6,499,725

Debt to Total Market Capitalization	47.3%	49.9%

Capital Availability
Unused Portion of $575 MM Revolver	$288,684	$310,793
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,300,000	1,300,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,724,114	$1,746,223

Credit Ratings	S&P	Moody's

Senior Debt	BBB+	Baa1
Preferred Shares	BBB	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		1st Quarter		4th Quarter
	March 31,	Weighted	December 31,	Weighted
	2008	Average Rate	2007	Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$1,064,298	6.46%	$1,035,578	7.19%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (2)	575,000	3.95%	575,000	3.95%
Unsecured Notes Payable	1,065,867	5.86%	1,065,867	5.87%
Revolving Credit Agreements (3)	275,940	4.23%	255,000	5.54%
Industrial Revenue Bonds	3,826	4.27%	3,889	4.92%
Obligations under Capital Leases	29,725	5.87%	29,725	6.22%
Total Debt - As Reported	3,214,656	5.63%	3,165,059	6.08%
Less: Minority Partners' Interests	(169,529)		(38,677)
Plus: WRI Share of Unconsolidated Joint Ventures	115,519		115,967
Total Debt - Prorata Share	$3,160,646	5.67%	$3,242,349	6.06%

	March 31,		December 31,
	2008	% of Total	2007	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,817,406	89.1%	$2,919,947	90.1%
Variable-rate debt	343,240	10.9%	322,402	9.9%
Total	$3,160,646	100.0%	$3,242,349	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,042,063	33.0%	$1,146,843	35.4%
Unsecured Debt	2,118,583	67.0%	2,095,506	64.6%
Total	$3,160,646	100.0%	$3,242,349	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.08x		2.07x
Interest Coverage	2.35x		2.29x
Debt Service Coverage	2.30x		2.24x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 03/31/08	5.63%	5.67%
Twelve months ended 12/31/07	6.08%	6.07%

(1)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2)	The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)	Weighted average revolving interest rate excluding the effect of the commitment fee was 3.99% in first quarter 2008 and 5.23% in fourth quarter 2007.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at March 31, 2008

	As Reported		Prorata Share
	Maturities	Rate (6)	Maturities	Rate (6)	Floating Rate	Fixed Rate
2008 (1) (2)	128,434	6.57%	130,514	6.63%	4,840	125,674
2009	113,506	6.47%	113,280	6.56%	9,795	103,485
2010	119,183	6.44%	127,971	6.48%	745	127,226
2011 (3)	891,893	4.94%	885,562	4.94%	488	885,074
2012	335,317	5.51%	321,731	5.52%	679	321,052
2013	334,984	5.70%	287,084	5.64%	841	286,243
2014	375,249	5.36%	386,521	5.37%	3,102	383,419
2015	249,943	6.04%	217,223	5.61%	1,124	216,099
2016	143,517	5.88%	172,992	5.60%	1,296	171,696
2017	29,680	5.59%	33,657	5.51%	1,456	32,201
Thereafter	166,102	6.63%	157,263	6.01%	30,793	126,470
Subtotal	2,887,808		2,833,798		55,159	2,778,639

Revolvers (4)	275,940	4.23%	275,940	4.23%	275,940
Other (5)	50,908		50,908			50,908
Swap Maturities:
2014					50,000	(50,000)
2029					(37,859)	37,859
Total	$3,214,656	5.63%	$3,160,646	5.67%	$343,240	$2,817,406

(1) Includes $2.7 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(3) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(4) Includes the effect of the commitment fee.
(5) Other includes capital leases, FAS 141 adjustment and market value of swaps.
(6) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of
				Prorata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	30	2.26%	1,606

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	32	1.52%	809

3	ROSS STORES, INC.	Ross Dress for Less	32	1.42%	707

4	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.37%	989

5	PUBLIX SUPER MARKETS, INC.		21	1.13%	734

6	HOME DEPOT, INC.		7	1.13%	806

7	OFFICE DEPOT, INC.		26	0.99%	525

8	BLOCKBUSTER VIDEO		52	0.87%	261

9	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.82%	297

10	PETSMART, INC.		17	0.81%	326

11	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	11	0.77%	252

12	CIRCUIT CITY		8	0.77%	293

13	PETCO ANIMAL SUPPLIES, INC.		23	0.73%	264

14	H E BUTT GROCERY		6	0.68%	375

15	OFFICE MAX INC.		12	0.62%	269

16	LINENS 'N THINGS, INC.		10	0.58%	251

17	BED BATH & BEYOND, INC.		17	0.58%	323

18	RALEY'S	Raley's Bel Air Markets	6	0.55%	331

19	HARRIS TEETER		6	0.54%	287

20	TOYS 'R' US		9	0.53%	312

21	STAPLES		11	0.52%	258

22	ACADEMY SPORTS & OUTDOORS		5	0.50%	567

23	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	29	0.49%	264

24	BEST BUY, INC.		9	0.49%	210

25	SUPERVALU, INC.		8	0.45%	317

	Total		426	21.12%	11,633

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2008	5.44%	5.69%	13.50%	14.38%	7.37%	6.65%
2009	12.02%	12.14%	19.38%	18.01%	13.78%	12.78%
2010	13.55%	14.87%	16.82%	18.01%	14.32%	15.21%
2011	13.73%	14.63%	10.96%	12.43%	13.05%	14.38%
2012	11.90%	13.08%	16.64%	15.94%	13.03%	13.39%
2013-2017	26.95%	26.35%	22.34%	20.93%	25.81%	25.74%
2018-2027	15.49%	12.45%	0.37%	0.30%	11.94%	11.14%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
March 31, 2008
Retail		239	1,086	13.4%
Industrial		49	643	8.0%
Total		288	1,729	12.5%

Three Months Ended
March 31, 2007
Retail		256	1,200	10.4%
Industrial		48	909	4.1%
Total		304	2,109	9.0%

Average Minimum Rent per Square Foot

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007

Retail	$12.73	$12.57	$12.37	$12.29	$12.14
Industrial	$4.92	$4.86	$4.90	$4.85	$4.98

Occupancy	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007

Shopping Center Portfolio	94.8%	95.1%	95.2%	95.6%	95.4%
Industrial Portfolio	90.7%	92.0%	94.5%	94.6%	90.8%
Total Portfolio	93.7%	94.4%	95.1%	95.3%	94.4%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Three Months Ended 3/31/2008	$288	$46,897	$3,518	$15,672	$66,375
Year Ended 12/31/2007	565,427	218,239	18,236	64,035	865,938
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329

Weingarten Realty Investors
Acquisition Summary
(in thousands at prorata share)

		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Joint Venture Acquisitions

Shopping Centers

Shoppes of Port Charlotte (25%)	Port Charlotte, FL	4	01/08/08	$288	7.00%

Grand Total Acquisitions (Y-T-D)		4		$288	7.00%

Weingarten Realty Investors
Disposition Summary
(in thousands at prorata share)

		Sq. Ft.
		of Bldg. Area	Date	Sales	Weighted Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers

Eastpark Shopping Center	Houston, TX	113	2/1/08
Ralph's Center	Redondo Beach, CA	60	3/11/08

Total Operating Property Sales (Y-T-D)		173		$19,135	6.96%

Land and Merchant Development Sales

Shopping Centers

Green Valley Ranch - KFC	Denver, CO		1/9/08
Eastpark - Land	Houston, TX		1/31/08
Westwood Center - Firstmark Credit Union	San Antonio, TX		3/14/08

Total Land and Merchant Development Sales (Y-T-D)				$4,049

Grand Total				$23,184

	Weingarten Realty Investors
	New Development Properties (By Stabilization)
	(in thousands at prorata share, except percentages)

					Total		Percent		Spent		Total
					Square Feet		Leased (1)		Year		Estimated			Est.
				WRI	of Building		Net		To-	Spent	Investment (2)			Final	Estimated
				Own	Area (1)		@		Date	Inception	WRI	Gross		ROI	Stabilized
	Center Name	Location	Anchors	%	(Gross)	Net	100%	Gross	2008	To-Date	Costs	Costs		%	Date
1	Sharyland Towne Crossing*	Mission, Texas	Target #, HEB	50.0%	489	178	96.3%	97.3%	769	25,647	25,916	51,831			1Q'08
2	Raintree Ranch Center	Chandler (Phoenix),Arizona	Whole Foods	100.0%	140	137	93.5%	93.7%	1,320	29,105	29,105	29,105			1Q'08
3	The Village at Liberty Lake*	Liberty Lake, Washington	Home Depot #	50.0%	159	0	100.0%	100.0%	0	175	0	0	(3)		2Q'08
4	Colonial Landing	Orlando, Florida	HH Greg, Bed Bath, PetSmart, TSA	50.0%	267	133	93.7%	93.7%	1,011	13,998	15,655	31,309			3Q'08
5	Jess Ranch Marketplace*	Apple Valley (Los Angeles),California	Winco #, Mervyn's	50.0%	308	107	85.9%	90.2%	1,997	15,444	18,332	36,664			4Q'08
6	Railwood G (Industrial)*	Houston, Texas	Sumotiomo	50.0%	211	105	100.0%	100.0%	830	830	5,555	11,109			4Q'08
	Total 2008 Stabilizations				1,573	661	94.2%	95.6%	$5,926	$85,200	$94,562	$160,019
7	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.0%	267	24	55.1%	91.9%	384	4,654	4,334	8,668			2009
8	Market at Sharyland Place*	Mission, Texas	Kohl's	50.0%	113	56	81.0%	81.0%	125	1,947	3,029	6,058			2009
9	Phillips Crossing	Orlando, Florida	Whole Foods	100.0%	147	147	73.2%	73.2%	3,052	16,360	24,880	24,880			2009
10	Waterford	Leland (Wilmington), North Carolina	Harris Teeter	75.0%	118	74	66.6%	72.3%	1,415	9,281	11,276	15,034			2009
11	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona	Hobby Lobby	100.0%	121	108	64.4%	68.2%	973	6,112	18,743	18,743			2009
12	Phillips Village	Orlando, Florida	Wal-Mart #	100.0%	286	66	58.6%	90.4%	280	13,126	15,701	15,701			2009
13	Palm Coast Landing at Town Center	Palm Coast, Florida	Target #	50.0%	412	106	67.2%	83.0%	3,410	13,658	19,647	39,295			2009
14	Curry Ford Road	Orlando, Florida	McDonalds #	100.0%	20	11	0.0%	0.0%	-200	1,967	2,845	2,845			2009
15	Claypoint Distribution Park (Industrial)	Houston, Texas	Expansion	100.0%	359	359	16.7%	16.7%	981	1917	17,686	17,686			2009
	Total 2009 Stabilizations				1,844	953	51.8%	69.1%	$10,421	$69,023	$118,140	$148,909
16	Riverpoint at Sheridan*	Sheridan (Denver), Colorado	Target #, Costco #	50.0%	767	219	10.3%	48.8%	7,816	23,323	37,025	74,050			2010
17	Gateway Station	Burleson (Fort Worth), Texas	Kohl's #, Conn's	70.0%	174	59	35.7%	68.9%	2,411	5,267	9,634	13,763			2010
18	Tomball Marketplace	Tomball (Houston), Texas	Academy #	100.0%	351	245	0.0%	30.2%	385	26,676	43,727	43,727			2010
19	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles), California	Cinemark	50.0%	191	96	74.6%	74.6%	1,242	7,471	22,221	44,442			2010
20	Clermont Landing	Clermont (Orlando), Florida	JC Penney #, Epic Theater #	55.0%	312	103	37.1%	62.3%	1,827	9,136	17,020	30,946			2010
21	Mohave Crossroads	Bullhead City, Arizona	Target #, Kohl's #	100.0%	428	230	60.4%	78.7%	9,354	23,381	47,390	47,390			2010
22	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.0%	55	55	77.0%	77.0%	111	4,686	13,543	13,543			2010
23	Gardens of Havana	Aurora (Denver), Colorado	Target #	25.0%	908	126	1.0%	45.1%	129	6,618	12,746	50,983			2010
24	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	266	91	4.0%	1.4%	236	10,672	17,624	17,624			2010
25	Westover Square	San Antonio, Texas	All Pad Site	67.0%	60	0	0.0%	0.0%	33	2,387	0	0	(3)		2011
26	Ridgeway Trace Center	Memphis, Tennessee	Target #	100.0%	312	174	0.0%	44.1%	2,084	29,494	53,228	53,228			2011
27	North Towne Plaza	Brownsville, Texas	Lowe's #	75.0%	297	127	0.0%	42.9%	1,225	9,049	20,709	27,612			2011
28	Southern Pines Village	Southern Pines, North Carolina		100.0%	201	69	0.0%	0.0%	230	9,092	17,685	17,685			2011
29	Gladden Farms	Marana (Tucsan), Arizona	Fry's #	50.0%	174	32	0.0%	62.7%	11	2,543	6,584	13,169			2011
30	300 West Town Center*	Salt Lake City, Utah		31.8%	247	26	0.0%	0.0%	478	885	6,590	20,704			2011
31	Decatur 215	Las Vegas, Nevada	Target #	50.0%	376	122	1.0%	35.9%	2,280	17,233	40,109	80,217			2011
32	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	75.0%	71	53	69.1%	69.1%	146	4,580	5,264	7,018			2011
33	North Sharyland Crossing*	Mission, Texas		50.0%	320	72	0.0%	0.0%	-20	3,637	9,183	18,367			2012
34	South Fulton Crossing	Union City (Atlanta), Georgia		50.0%	435	129	0.6%	0.4%	268	10,585	22,602	45,204			2013
35	Stevens Ranch	San Antonio, Texas		50.0%	932	283	0.0%	0.0%	305	20605	41,765	83,530			2013
	Total 2010 and beyond Stabilizations				6,876	2,311	13.7%	33.3%	$30,550	$227,320	$444,650	$703,203
	Total 35 Properties Under Development				10,293	3,925	36.2%	49.2%	$46,897	$381,543	$657,352	$1,012,130		8.9%

	2008 Stabilizations				1,573	661	94.2%	95.6%	$5,926	$85,200	$94,562	$160,019		9.3%
	2008 - 2009 Stabilizations				3,417	1,614	73.2%	81.3%	$16,347	$154,223	$212,702	$308,927		9.6%

* Unconsolidated Joint Venture
# Denotes anchors that are not owned by Weingarten
(1) Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other.

(2) Net of expected proceeds not yet received from anchor and pad sales
(3) WRI will not have an investment interest after pad sale considerations

Weingarten Realty Investors
Total Net Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2008	%	2007	%	2007	%	2006	%	2005	%	2004	%

Western Region
California	$12,249	10.8%	$12,644	11.6%	$50,507	11.4%	$50,086	12.1%	$47,913	12.1%	$42,212	11.7%
Nevada	8,497	7.5%	7,772	7.1%	31,338	7.1%	27,796	6.7%	25,161	6.4%	19,705	5.5%
Arizona	6,197	5.5%	4,900	4.5%	23,128	5.2%	15,009	3.6%	14,965	3.8%	13,273	3.7%
Colorado	2,982	2.6%	3,010	2.8%	12,122	2.7%	13,445	3.2%	11,405	2.9%	10,865	3.0%
New Mexico	2,847	2.5%	2,506	2.3%	10,310	2.3%	11,215	2.7%	10,157	2.6%	8,207	2.3%
Utah	904	0.8%	884	0.8%	3,545	0.8%	3,231	0.8%	2,926	0.7%	2,741	0.8%
Oregon	356	0.3%	95	0.1%	923	0.2%	46	0.0%	-	0.0%	-	0.0%
Washington	299	0.3%	319	0.3%	1,277	0.3%	251	0.1%	-	0.0%	-	0.0%
Total Western Region	34,331	30.3%	32,130	29.5%	133,150	30.0%	121,079	29.2%	112,527	28.5%	97,003	27.0%

Central Region
Texas	$38,738	34.2%	$39,447	36.1%	$151,190	34.2%	$156,789	37.8%	$158,847	40.1%	$150,907	41.9%
Louisiana	2,854	2.5%	3,349	3.1%	12,831	2.9%	12,755	3.1%	15,547	3.9%	19,783	5.5%
Kansas	452	0.4%	577	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%	6,926	1.9%
Arkansas	708	0.6%	756	0.7%	3,025	0.7%	3,505	0.8%	3,735	0.9%	3,351	0.9%
Mississippi	-	0.0%	-	0.0%	-	0.0%	(6)	0.0%	956	0.2%	1,016	0.3%
Illinois	783	0.7%	751	0.7%	2,378	0.5%	2,985	0.7%	2,870	0.7%	2,959	0.8%
Missouri	305	0.3%	435	0.4%	1,439	0.3%	2,193	0.5%	2,827	0.7%	2,719	0.8%
Oklahoma	246	0.2%	277	0.3%	1,009	0.2%	3,002	0.7%	3,616	0.9%	3,558	1.0%
Total Central Region	44,086	38.9%	45,592	41.8%	173,852	39.2%	184,937	44.5%	194,680	49.0%	191,219	53.1%

Eastern Region
Florida	$17,779	15.7%	$15,955	14.6%	$67,526	15.3%	$56,474	13.6%	$45,963	11.6%	$39,947	11.1%
North Carolina	6,666	5.9%	6,760	6.2%	26,770	6.1%	23,449	5.7%	19,575	4.9%	14,845	4.1%
Virginia	587	0.5%	-	0.0%	2,036	0.5%	-	0.0%	-	0.0%	-	0.0%
South Carolina	63	0.1%	68	0.1%	269	0.1%	229	0.1%	-	0.0%	-	0.0%
Georgia	6,268	5.5%	5,374	4.9%	23,920	5.5%	14,861	3.6%	12,119	3.1%	8,483	2.4%
Tennessee	1,813	1.6%	1,656	1.4%	6,961	1.6%	7,386	1.8%	5,967	1.6%	5,777	1.6%
Kentucky	1,646	1.5%	1,672	1.4%	6,743	1.6%	5,944	1.4%	4,719	1.2%	2,175	0.6%
Maine	24	0.0%	110	0.1%	381	0.1%	433	0.1%	538	0.1%	457	0.1%
Total Eastern Region	34,846	30.8%	31,595	28.7%	134,606	30.8%	108,776	26.3%	88,881	22.5%	71,684	19.9%

Total Net Operating Income	$113,263	100.0%	$109,317	100.0%	$441,608	100.0%	$414,792	100.0%	$396,088	100.0%	$359,906	100.0%

(1) The Net Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Net Operating Income excludes the effect of lease cancellation income and straight-line rent adjustments. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2008
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail
West Region
Flagstaff, AZ	1	166	$10.22	126	$987	$7.83	40	$706	$17.86
Phoenix-Mesa-Scottsdale, AZ	16	1,283	$14.79	661	$5,893	$8.92	520	$11,572	$22.25
Tucson, AZ	5	729	$12.68	489	$4,427	$9.06	167	$3,886	$23.30
Arizona	22	2,178	$13.72	1,276	$11,307	$8.86	727	$16,165	$22.25
Los Angeles-Long Beach et al, CA	3	584	$17.10	365	$5,142	$14.09	163	$3,883	$23.84
Madera, CA	1	85	$12.62	52	$484	$9.29	26	$495	$19.42
Modesto, CA	1	79	$14.84	47	$515	$10.84	29	$615	$21.49
Redding, CA	1	121	$15.72	65	$552	$8.56	54	$1,309	$24.31
Riverside et al, CA	3	532	$18.07	259	$2,722	$10.51	208	$5,710	$27.51
Sacramento--Arden et al, CA	5	630	$12.46	330	$1,746	$5.29	249	$5,475	$21.98
San Diego-Carlsbad et al, CA	2	157	$20.10	73	$724	$9.96	80	$2,349	$29.31
San Francisco-Oakland et al, CA	3	447	$20.94	246	$3,499	$14.24	176	$5,321	$30.31
San Jose-Sunnyvale et al, CA	2	146	$18.40	66	$421	$6.40	71	$2,098	$29.50
Santa Cruz-Watsonville, CA	1	150	$8.86	93	$466	$5.00	47	$776	$16.52
Santa Rosa-Petaluma, CA	1	199	$11.28	162	$1,368	$8.45	33	$834	$25.05
Vallejo-Fairfield, CA	3	364	$15.50	180	$1,139	$6.34	157	$4,081	$25.98
California	26	3,493	$16.02	1,937	$18,778	$9.69	1,292	$32,944	$25.51
Colorado Springs, CO	2	297	$8.96	243	$1,793	$7.38	46	$794	$17.40
Denver-Aurora, CO	7	599	$16.48	307	$3,746	$12.20	242	$5,303	$21.92
No CBSA	1	111	$10.58	87	$640	$7.39	21	$502	$23.50
Colorado	10	1,006	$13.51	637	$6,179	$9.70	309	$6,598	$21.36
Las Vegas-Paradise, NV	12	2746	$13.06	1945	$17,742	$9.12	689	$16,653	$24.18
Nevada	12	2,746	$13.06	1,945	$17,742	$9.12	689	$16,653	$24.18
Albuquerque, NM	4	502	$15.17	335	$4,178	$12.46	166	$3,424	$20.62
Santa Fe, NM	1	250	$11.74	155	$1,319	$8.53	84	$1,477	$17.68
New Mexico	5	752	$14.06	490	$5,497	$11.22	250	$4,901	$19.64
Portland-Vancouver et al, OR-WA	3	120	$13.08	66	$555	$8.45	51	$966	$19.07
Oregon	3	120	$13.08	66	$555	$8.45	51	$966	$19.07
Provo-Orem, UT	1	30	$14.97	12	$158	$13.43	18	$284	$16.00
Salt Lake City, UT	2	276	$12.27	188	$1,921	$10.24	83	$1,401	$16.86
Utah	3	307	$12.53	200	$2,080	$10.42	101	$1,685	$16.71
Seattle-Tacoma-Bellevue, WA	4	82	$16.59	64	$934	$14.66	16	$384	$24.38
Washington	4	82	$16.59	64	$934	$14.66	16	$384	$24.38
Total West Region	85	10,684	$14.27	6,613	$63,073	$9.54	3,433	$80,296	$23.39

Central Region
Little Rock-N. Little Rock, AR	3	358	$8.60	298	$2,220	$7.45	48	$753	$15.81
Arkansas	3	358	$8.60	298	$2,220	$7.45	48	$753	$15.81
Chicago et al, IL-IN-WI	1	304	$11.54	268	$2,647	$9.87	33	$834	$24.97
Illinois	1	304	$11.54	268	$2,647	$9.87	33	$834	$24.97
Kansas City, MO-KS	1	135	$9.53	76	$601	$7.89	38	$485	$12.83
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00
Kansas	2	251	$10.40	192	$1,904	$9.92	38	$485	$12.83
Baton Rouge, LA	1	155	$15.75	69	$728	$10.61	84	$1,673	$19.95
De Ridder, LA	1	131	$5.67	36	$127	$3.50	50	$363	$7.23
Hammond, LA	1	226	$6.73	135	$568	$4.19	89	$944	$10.59

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2008
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Lafayette, LA	2	154	$9.65	73	$561	$7.67	80	$913	$11.47
Lake Charles, LA	5	482	$6.64	305	$1,548	$5.07	99	$1,135	$11.49
Monroe, LA	1	141	$5.52	87	$293	$3.37	55	$488	$8.92
New Orleans-Metairie-Kenner, LA	1	138	$14.55	78	$744	$9.51	75	$1,486	$19.78
Shreveport-Bossier City, LA	1	46	$15.94	27	$357	$13.43	13	$281	$20.91
Louisiana	13	1,475	$9.01	810	$4,925	$6.08	545	$7,284	$13.37
St. Louis, MO-IL	2	229	$10.20	115	$1,028	$8.93	49	$643	$13.22
Missouri	2	229	$10.20	115	$1,028	$8.93	49	$643	$13.22
Oklahoma City, OK	2	172	$7.19	107	$580	$5.40	47	$529	$11.31
Oklahoma	2	172	$7.19	107	$580	$5.40	47	$529	$11.31
Amarillo, TX	3	219	$9.48	133	$778	$5.85	152	$1,924	$12.65
Austin-Round Rock, TX	1	227	$15.63	82	$898	$10.91	142	$2,605	$18.38
Beaumont-Port Arthur, TX	8	413	$8.68	176	$802	$4.55	157	$2,089	$13.33
College Station-Bryan, TX	1	107	$10.76	86	$923	$10.74	15	$163	$10.90
Corpus Christi, TX	2	490	$12.82	281	$2,772	$9.86	184	$3,195	$17.33
Dallas-Fort Worth-Arlington, TX	9	1,307	$12.18	586	$5,275	$9.00	478	$7,686	$16.08
Houston-Baytown-Sugar Land, TX	62	5,254	$12.25	3,772	$32,715	$8.67	2,120	$39,460	$18.61
Killeen-Temple-Fort Hood, TX	1	115	$11.92	98	$1,033	$10.52	17	$340	$19.97
Laredo, TX	2	377	$13.78	260	$2,922	$11.26	106	$2,120	$19.91
Lubbock, TX	2	182	$8.58	143	$955	$6.67	39	$606	$15.65
Lufkin, TX	1	257	$6.99	170	$856	$5.04	34	$569	$16.79
McAllen-Edinburg-Pharr, TX	7	474	$11.42	355	$3,411	$9.61	72	$1,471	$20.34
Rio Grande City, TX	1	88	$11.31	76	$788	$10.42	12	$202	$16.95
San Antonio, TX	6	610	$11.03	456	$3,549	$7.78	223	$3,934	$17.68
Texarkana, TX-Texarkana, AR	1	97	$3.87	44	$100	$2.29	28	$178	$6.30
Tyler, TX	1	60	$8.13	33	$212	$6.35	16	$192	$11.78
Texas	108	10279	$11.83	6751	$57,987	$8.59	3795	$66,733	$17.58
Total Central Region	131	13,066	$11.34	8,542	$71,292	$8.35	4,554	$77,261	$16.97

East Region
Fort Walton Beach et al, FL	2	70	$15.66	50	$675	$13.47	16	$363	$22.47
Jacksonville, FL	1	312	$9.03	250	$1,808	$7.23	52	$919	$17.79
Miami-Fort Lauderdale et al, FL	15	2,129	$14.69	1,213	$11,831	$9.75	798	$17,707	$22.20
Orlando, FL	12	1,589	$14.59	1,032	$12,011	$11.64	438	$9,442	$21.55
Palm Bay-Melbourne et al, FL	3	182	$8.80	106	$618	$5.82	66	$899	$13.61
Port St. Lucie-Fort Pierce, FL	1	50	$10.52	43	$381	$8.91	5	$117	$25.76
Punta Gorda, FL	2	25	$17.73	15	$215	$14.34	8	$184	$24.50
Sarasota-Bradenton-Venice, FL	1	97	$10.50	46	$324	$7.13	44	$615	$13.99
Tampa-St. Petersburg et al, FL	4	924	$13.01	577	$5,452	$9.44	325	$6,287	$19.35
Florida	41	5,380	$13.74	3,333	$33,317	$10.00	1,751	$36,535	$20.87
Atlanta-Sandy Springs et al, GA	14	1,759	$13.71	1,139	$11,715	$10.28	516	$10,975	$21.28
Gainesville, GA	1	78	$12.59	46	$427	$9.35	19	$383	$20.47
Georgia	15	1,837	$13.67	1,185	$12,141	$10.25	535	$11,358	$21.25
Lexington-Fayette, KY	3	429	$13.80	207	$1,837	$8.88	192	$3,675	$19.10
Louisville, KY-IN	1	169	$12.00	73	$628	$8.56	63	$1,005	$16.03
Kentucky	4	597	$13.35	280	$2,464	$8.80	255	$4,680	$18.34
Lewiston-Auburn, ME	1	154	$6.77	54	$355	$6.60	32	$227	$7.07
Maine	1	154	$6.77	54	$355	$6.60	32	$227	$7.07
Charlotte-Gastonia et al, NC-SC	4	319	$17.32	154	$2,099	$13.67	136	$2,909	$21.45
Durham, NC	6	342	$10.79	176	$1,566	$8.88	119	$1,621	$13.63
Raleigh-Cary, NC	14	1,707	$11.23	1,035	$7,631	$7.37	589	$10,609	$18.00
Southern Pines-Pinehurst, NC	1	250	$8.41	174	$979	$5.63	73	$1,095	$15.06
North Carolina	25	2,618	$11.61	1,539	$12,276	$7.98	917	$16,234	$17.71
Hilton Head Island-Beaufort, SC	1	22	$15.34	5	$45	$8.50	13	$235	$18.11
South Carolina	1	22	$15.34	5	$45	$8.50	13	$235	$18.11

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2008
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Memphis, TN-MS-AR	6	651	$10.58	439	$3,605	$8.21	162	$2,753	$17.01
Tennessee	6	651	$10.58	439	$3,605	$8.21	162	$2,753	$17.01
Total East Region	93	11,259	$12.98	6,835	$64,204	$9.39	3,664	$72,021	$19.66
Total Retail	309	35,009	$12.73	21,991	$198,568	$9.03	11,650	$229,578	$19.71

Industrial
West Region
San Diego-Carlsbad et al, CA	1	145	$6.55	124	$796	$6.41	2	$28	$17.79
California	1	145	$6.55	124	$796	$6.41	2	$28	$17.79
Total West Region	1	145	$6.55	124	$796	$6.41	2	$28	$17.79

Central Region
Austin-Round Rock, TX	7	486	$9.60	86	$820	$9.56	350	$3,362	$9.61
Dallas-Fort Worth-Arlington, TX	16	2,454	$4.79	1,679	$6,932	$4.13	542	$3,700	$6.83
Houston-Baytown-Sugar Land, TX	30	3,662	$5.42	2,594	$12,832	$4.95	681	$4,930	$7.24
San Antonio, TX	3	545	$5.19	313	$1,608	$5.13	213	$1,122	$5.27
Texas	56	7,146	$5.47	4,672	$22,191	$4.75	1,786	$13,114	$7.34
Total Central Region	56	7,146	$5.47	4,672	$22,191	$4.75	1,786	$13,114	$7.34

East Region
Lakeland, FL	2	768	$4.37	708	$3,089	$4.37	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.40	825	$3,614	$4.38	17	$94	$5.48
Florida	5	1,665	$4.39	1,533	$6,703	$4.37	17	$94	$5.48
Atlanta-Sandy Springs et al, GA	10	1610	$3.84	1182	$4,527	$3.83	21	$96	$4.59
Georgia	10	1,610	$3.84	1,182	$4,527	$3.83	21	$96	$4.59
Memphis, TN-MS-AR	3	685	$2.65	635	$1,676	$2.64	2	$8	$5.00
Tennessee	3	685	$2.65	635	$1,676	$2.64	2	$8	$5.00
Richmond, VA	9	832	$4.60	620	$2,820	$4.55	4	$50	$13.55
Virginia	9	832	$4.60	620	$2,820	$4.55	4	$50	$13.55
Total East Region	27	4,791	$3.98	3,969	$15,726	$3.96	43	$248	$5.73
Total Industrial	84	12,082	$4.92	8,765	$38,713	$4.42	1,831	$13,390	$7.31

Joint venture properties are reflected at WRI prorata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at March 31, 2008

		Gross Leasable Area
	# of	WRI Owned	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Properties	Share	by Other	Total

Arizona	26	2,406,239	5,842	1,299,002	3,711,084
Arkansas	3	357,740	-	-	357,740
California	29	3,840,554	855,164	551,304	5,247,021
Colorado	12	1,031,511	771,687	1,384,863	3,188,059
Florida	50	7,267,504	2,162,640	1,287,288	10,717,432
Georgia	24	3,448,104	694,056	892,003	5,034,164
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	597,489	-	122,454	719,943
Louisiana	15	1,474,613	435,491	998,504	2,908,608
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,182	28,267	-	257,449
Nevada	13	2,896,225	1,250	758,099	3,655,574
New Mexico	6	1,019,480	-	396,750	1,416,230
North Carolina	27	2,703,532	162,367	742,374	3,608,273
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,336,002	455,189	137,740	1,928,931
Texas	168	17,974,945	4,924,608	3,343,130	26,242,681
Utah	4	306,638	60,772	296,357	663,767
Virginia	9	831,619	1,607,139	-	2,438,758
Washington	5	81,877	327,505	198,220	607,602
Grand Total	416	48,824,577	12,698,752	12,470,688	73,994,014
Total Retail	335	36,544,686	7,413,024	12,470,688	56,428,395
Total Industrial	78	12,119,574	5,285,728	-	17,405,302
Total Other	3	160,317	-	-	160,317

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Retail
Operating Properties
Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	100.00%		165,621	0	0	165,621
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.00%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Office Max	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +	100.00%		70,909	0	0	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		61,060	0	0	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak	Baja Fresh Mexican GrillParkway, Scottsdale	100.00%		10,337	0	0	10,337
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.00%		145,104	0	0	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,309	0	0	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart	100.00%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +, Peter Piper Pizza	100.00%		243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.00%		256,093	0	0	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 21				2,050,077		993,642	3,043,719
Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				357,740		0	357,740
California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	100.00%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.00%		309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples	100.00%		130,856	0	0	130,856
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Target (O.B.O.), Ross Dress for Less	100.00%		124,494	0	124,000	248,494
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.00%		93,398	0	0	93,398

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco, Party City	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.00%		417,870	0	0	417,870
California Total:	# of Properties: 26				3,525,843	104,393	457,608	4,087,844
Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Ross Dress For Less, Super Target + (O.B.O.), Pier 1 Imports	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	177,362	261,419
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.00%	(1)	137,977	132,566	90,000	360,543
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs	Target (O.B.O.), Pier 1 Imports, The Sports Authority, Bed Bath & Beyond, Petco, Lowe's	41.00%	(1)(3)	110,940	159,646	125,174	395,760
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	51.00%	(1)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	50.00%	(1)	48,521	48,521	56,127	153,169
Colorado Total:	# of Properties: 10				1,006,454	746,630	915,363	2,668,445
Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Albertsons+, T.J. Maxx, Home Goods	100.00%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		131,723	0	48,214	179,937
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Ross Dress for Less, Stein Mart, Bed Bath & Beyond, Old Navy	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,871	0	0	161,871
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,757	0	197,631	575,388

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	23,280	93,122	0	116,402
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.00%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,882	175,530	0	219,412
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.00%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.00%		236,170	0	0	236,170
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.00%		496,628	0	0	496,628
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.00%		95,208	0	64,627	159,835
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Albertsons +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite +	100.00%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.00%		99,172	0	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	100.00%		145,652	0	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College, Home Depot (O.B.O.)	100.00%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.00%		314,417	0	0	314,417
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	978	2,934	0	3,912
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		308,761	0	185,000	493,761
Pineapple Commons	Us Highway 1 and Britt Rd.	Best Buy, Ross, Linens 'N Things, PetsMart, Ashley Furniture	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.00%		102,397	0	0	102,397
Florida Total:	# of Properties: 39				5,210,048	1,928,217	783,822	7,922,087
Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.00%		98,553	0	0	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus, DSW, Borders	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix+	100.00%		68,389	0	0	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	100.00%		78,351	0	0	78,351
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.00%		72,784	0	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		193,170	0	174,000	367,170
Georgia Total:	# of Properties: 15				1,837,245	82,345	716,003	2,635,593
Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies "R" Us, Food For Less +, Office Max, Petsmart, Sports Authority	100.00%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566
Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855
Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.00%		124,486	0	46,044	170,530
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				597,489	0	122,454	719,943
Louisiana
Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.00%		155,490	0	194,247	349,737
Park Terrace	U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney, Burke's Oulet (O.B.O.)	100.00%		131,127	0	22,332	153,459
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million	100.00%		226,102	0	0	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		138,215	0	125,400	263,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster (O.B.O.)	100.00%		0	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	7.80%	(1)(3)	13,142	147,100	174,700	334,942
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.00%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		172,068	0	0	172,068
Conn's Building	Ryan at 17th St., Lake Charles	Planet Pets	100.00%		23,201	0	0	23,201
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stages	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O)	100.00%		7,743	0	205,375	213,118
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.00%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	20.40%	(1)(3)	46,237	180,417	174,500	401,154
Louisiana Total:	# of Properties: 15				1,474,613	435,491	998,504	2,908,608
Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51,258	0	205,034

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	Vacant	50.00%	(1)(3)	28,267	28,267	0	56,534
Missouri Total:	# of Properties: 2				229,182	28,267	0	257,449
Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority	100.00%		436,814	0	0	436,814
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		338,378	0	0	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug, Anna's Linens	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes , La Bonita Grocery	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.00%		148,713	0	0	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, J.C. Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	100.00%		246,478	0	394,271	640,749
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.00%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	100.00%		576,202	0	0	576,202
Nevada Total:	# of Properties: 12				2,894,975	0	625,737	3,520,712
New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Circuit City, Linens ‘N Things	100.00%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	100.00%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +	100.00%		267,886	0	0	267,886
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	100.00%		249,671	0	62,750	312,421
New Mexico Total:	# of Properties: 6				1,019,480	0	396,750	1,416,230
North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,976	0	402,620	444,596
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.00%		134,295	0	0	134,295

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.00%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%		112,576	0	0	112,576
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food + (O.B.O.)	100.00%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.00%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		473,806	0	0	473,806
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.00%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.00%		68,778	0	0	68,778
Shoppes at Caveness Farms	U.S. Highway 1 at Caveness Farms Rd., Wake Forest		100.00%		18,955	0	0	18,955
North Carolina Total:	# of Properties: 24				2,617,860	133,810	742,374	3,494,044
Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware, Sights & Sound	100.00%		135,892	0	0	135,892
Oklahoma Total:	# of Properties: 2				171,657	0	0	171,657
Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466
South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120
Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		166,958	0	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.00%		61,538	0	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	100.00%		80,206	0	0	80,206
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		148,708	0	0	148,708
Tennessee Total:	# of Properties: 5				651,264	0	0	651,264
Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		46,829	0	0	46,829
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Office Depot, Sheplers Western Wear #30, Talbots	100.00%		153,084	0	0	153,084
Brodie Oaks	South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Farm, Neiman Marcus Last Call	100.00%		226,910	0	109,032	335,942
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Blockbuster	100.00%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		296,837	0	0	296,837
River Pointe	I-45 at Loop 336, Conroe	Kroger + (O.B.O), Incredible Pizza (O.B.O.)	100.00%		44,792	0	144,911	189,703
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O), Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	100.00%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.00%		118,233	0	0	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens	100.00%		353,302	0	110,000	463,302
Southcliff	I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	100.00%		115,827	0	0	115,827
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,172	63,305	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s +	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.00%		35,081	0	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.00%		383,779	0	0	383,779
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	0	8,970
Cullen Place	Cullen at Reed	C&R Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, America's Furniture Brands (O.B.O.)	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS, US Postal Services (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	15.00%	(1)	11,749	66,575	0	78,324
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		56,593	0	0	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,472	65,011	0	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	15.00%	(1)	12,017	68,097	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA, Falles Paredes	15.00%	(1)	25,891	146,718	0	172,609
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		179,182	0	0	179,182
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	0	49,138
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market	15.00%	(1)	7,709	43,684	0	51,393
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby, Mardels	15.00%	(1)	63,078	357,439	0	420,517
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		172,479	0	0	172,479
Northway	Northwest Fwy. at 34th	Conn’s, Academy, Office Max	100.00%		217,136	0	0	217,136
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.00%		147,674	0	0	147,674
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.00%		127,525	0	0	127,525

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Randall's/Norchester	Grant at Jones	Vacant	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap, Barnes & Noble	100.00%		234,198	0	0	234,198
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta, Office Depot, MacFrugal, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	176,498	75,642	0	252,140
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,816	106,624	0	125,440
Spring Plaza	Hammerly at Campbell	Seller Bros. +, Family Dollar	15.00%	(1)	8,425	47,741	0	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.00%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	Fiesta +	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Talbot’s	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.00%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	100.00%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	0	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.00%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Ashley Furniture, Conn's	100.00%		256,940	0	0	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.00%	(1)(3)	143,968	143,968	242,132	530,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.00%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General	50.00%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Act III Theatres, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.00%		64,287	0	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		89,859	0	0	89,859

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less,	100.00%		375,820	0	0	375,820
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, Salvation Army	100.00%		97,000	0	0	97,000
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Texas Total:	# of Properties: 103				10,386,444	2,651,468	2,485,403	15,523,313
Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767
Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O)	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross	20.00%	(1)(3)	26,804	107,216	0	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.00%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728

Industrial
Operating Properties
California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., NYK Logistics, Eaton Corporation	20.00%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766
Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, LaSalle Bristol	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806
Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.00%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	CHEP USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.00%	(1)(3)	80,511	322,043	0	402,554

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970
Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Diamond Comic Distributors, Inc, Acorn International	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne & Nagel, Inc., Concentra	20.00%	(1)(3)	82,028	328,110	0	410,138
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927
Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	DHL, INX International	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Protech Electronics, Inc.	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.00%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Honeywell	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark, Liant Manufacturing	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc.	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.,	100.00%		57,667	0	0	57,667
Wells Branch Corporate Center	Wells Branch Pkwy., Austin	RDA Promart, Allstate Insurance	100.00%		59,144	0	0	59,144
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	0	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.00%		126,984	0	0	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Luxury Motors	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	Surgeon's Management, Houston Digital Instruments, Pioneer Contract Services	100.00%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Desktop Digital Prining, Inc.	100.00%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.00%		103,602	0	0	103,602
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.00%		100,605	0	0	100,605

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.00%	(1)(3)	47,664	190,657	0	238,321
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood Industrial Park	Mesa at U.S. 90	Bison Building Materials, Ltd., DSC Logistics	20.00%	(1)(3)	99,531	398,125	0	497,656
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Meridian IQ	100.00%		402,680	0	0	402,680
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.00%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.00%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.00%		110,641	0	0	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,000	0	0	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, Columbia Analytical Services, Inc.	100.00%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.00%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	100.00%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,245	0	0	219,245
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokagawa, Gurwitch Industries	100.00%		251,385	0	0	251,385
Texas Total:	# of Properties: 50				6,687,933	1,926,151	0	8,614,084
Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	Owens & Minor, VSE Corporation, FedEx Ground	100.00%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	Handleman Company, International Paper, Owens & Minor	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC, Central National-Gottesman, Inc.	20.00%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, Jim's Formal Wear	100.00%		214,758	0	0	214,758
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				831,619	1,607,139	0	2,438,758

Other
Operating Properties
Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		13,879	0	0	13,879
Arizona Total:	# of Properties: 1				13,879	0	0	13,879
Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		132,978	0	0	132,978
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		13,460	0	0	13,460

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Texas Total:	# of Properties: 2				146,438	0	0	146,438
Total Operating Properties	# of Properties: 381				47,052,877	11,885,976	9,661,963	68,600,812

New Development
Arizona
Gladden Farms	Lon Adams Rd at Tangerine Farms Rd		50.00%	(1)(2)	5,842	5,842	108,000	119,685
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.00%	(2)	139,035	0	197,360	336,395
Raintree Ranch	Ray Road at Price Road, Chandler		100.00%	(2)	128,106	0	0	128,106
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.00%	(2)	69,300	0	0	69,300
Arizona Total:	# of Properties: 4				342,283	5,842	305,360	653,486
California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	98,108	98,108	93,696	289,911
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	71,250	71,250	0	142,500
California Total:	# of Properties: 2				169,358	169,358	93,696	432,411
Colorado
River Point at Sheridan	Highway 77 and Highway 88, Sheridan		50.00%	(1)(2)(3)	23,669	23,669	327,000	374,338
The Gardens on Havana	Mississippi at Havana, Aurora		50.00%	(1)(2)	1,388	1,388	142,500	145,276
Colorado Total:	# of Properties: 2				25,057	25,057	469,500	519,614
Florida
Clermont Landing	U.S. 27 & Steve's Road		55.00%	(1)(2)	38,191	31,247	104,175	173,613
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando		50.00%	(1)(2)	131,634	131,634	0	263,267
Curry Ford	Young Pines and Curry Ford Rd, Orange County		100.00%	(2)	0	0	0	0
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		50.00%	(1)(2)	71,542	71,542	179,476	322,561
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.00%	(2)	112,373	0	0	112,373
Phillips Landing	Turkey Lake Rd., Orlando		100.00%	(2)	38,910	0	219,815	258,725
Florida Total:	# of Properties: 6				392,650	234,423	503,466	1,130,539
Georgia
South Fulton Town Center	NWC South Fulton Parkway @ Hwy 92, Union City		50.00%	(1)(2)	1,300	1,300	176,000	178,601
Georgia Total:	# of Properties: 1				1,300	1,300	176,000	178,601
Nevada
Decatur 215	Decatur at 215		50.00%	(1)(2)	1,250	1,250	132,362	134,862
Nevada Total:	# of Properties: 1				1,250	1,250	132,362	134,862
North Carolina
Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines		100.00%	(2)	0	0	0	0
Surf City Crossing	Highway 17 and Highway 210, Surf City		75.00%	(1)(2)	36,567	12,189	0	48,756
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland		75.00%	(1)(2)	49,105	16,368	0	65,473
North Carolina Total:	# of Properties: 3				85,672	28,557	0	114,229
Tennessee
Ridgeway Trace	Memphis		100.00%	(2)	0	0	137,740	137,740

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Tennessee Total:	# of Properties: 1				0	0	137,740	137,740
Texas
Claywood Industrial Park	Clay at Hollister		100.00%	(2)	390,141	0	0	390,141
Gateway Station	I-35W and McAlister Rd., Burleson		70.00%	(1)(2)	21,000	9,000	0	30,000
Horne Street Market	I-30 & Horne Street, Fort Worth		100.00%	(2)	0	0	0	0
Market at Nolana	Nolana Ave and 29th St., McAllen		50.00%	(1)(2)(3)	14,624	14,624	203,818	233,067
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.00%	(1)(2)(3)	45,706	45,706	320,000	411,412
North Sharyland Towne Crossing	Shary Rd. at North Hwy. 83, Mission		50.00%	(1)(2)(3)	0	0	0	0
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.00%	(1)(2)	0	0	117,000	117,000
Railwood G	Mesa at U.S. 90		50.00%	(1)(2)(3)	105,425	105,425	0	210,850
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission		50.00%	(1)(2)(3)	172,234	172,234	131,909	476,376
Stevens Ranch	NEC SH 211 and Potranco Road, San Antonio		50.00%	(1)(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	0	0	85,000	85,000
Westover Square	151 and Ingram, San Antonio		66.70%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	5,000	0	0	5,000
Texas Total:	# of Properties: 13				754,130	346,989	857,727	1,958,846
Utah
300 West Retail Center	Paxton Ave and 400 West St		31.80%		0	0	0	0
Utah Total:	# of Properties: 1				0	0	0	0
Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake		50.00%	(1)(2)(3)	0	0	132,874	132,874
Washington Total:	# of Properties: 1				0	0	132,874	132,874
Total New Developments	# of Properties: 35				1,771,700	812,776	2,808,725	5,393,202

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City								7,185
Arizona Total:								7,185
Louisiana
U.S. Highway 171 at Parish, DeRidder								462,000
70th St. at Mansfield Rd., Shrevesport								41,704
Louisiana Total:								503,704
North Carolina
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								576,000
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,380,000
North Carolina Total:								3,956,000
Texas
Rock Prairie Rd. at Hwy. 6, College Station								2,590,000
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								75,000
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898

Weingarten Realty Investors
Property Listing at March 31, 2008

					Gross Leasable Area
			WRI			Joint	Owned
			Owned	Foot	WRI	Venture	by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Northwest Freeway at Gessner, Houston								340,456
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000
Shaver at Southmore, Pasadena								17,000
9th Ave. at 25th St., Port Arthur								243,000
Highway 3 at Highway 1765, Texas City								201,000
Texas Total:								4,592,466
Total Unimproved Land								9,059,355

Weingarten Realty Investors
Condensed Consolidated Statements of Income at Prorata Share
(in thousands, except per share amounts)

Important Note: We are discontinuing the production and distribution of financial statements prepared on a prorata basis.
They will not appear in this supplemental package in any future quarters.

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2008	2007	2007	2006	2005	2004

Revenues:
Rentals	$160,199	$146,097	$614,413	$538,188	$483,558	$432,121
Other	2,706	2,141	13,786	7,611	6,395	7,962
Total	162,905	148,238	628,199	545,799	489,953	440,083

Expenses:
Depreciation and amortization	45,221	32,892	139,545	122,475	110,530	97,964
Operating	27,484	23,243	108,193	87,764	72,611	68,116
Ad valorem taxes	19,212	16,925	71,732	62,958	56,274	49,578
General and administrative	6,887	6,619	27,180	23,902	17,436	16,125
Impairment loss						3,200
Total	98,804	79,679	346,650	297,099	256,851	234,983

Operating Income	64,101	68,559	281,549	248,700	233,102	205,100
Interest Expense	(35,269)	(37,172)	(153,577)	(146,150)	(128,270)	(114,485)
Interest and Other Income	1,404	2,756	12,543	10,686	3,635	2,553
Loss on Redemption of Preferred Shares						(3,566)
Income Allocated to Minority Interests	(1,194)	(1,106)	(5,155)	(5,453)	(5,218)	(3,990)
Gain on Sale of Properties	26	2,089	6,255	26,549	22,102	1,460
Gain on Land and Merchant Development Sales	667	666	15,973	8,274	889
(Provision) Benefit for Income Taxes	(749)	9	(4,076)	(1,366)
Income From Continuing Operations	28,986	35,801	153,512	141,240	126,240	87,072
Operating Income From Discontinued Operations	265	2,728	4,626	18,263	27,954	29,426
Gain on Sale of Properties From Discontinued Operations	8,143	12,856	79,879	145,507	65,459	24,883
Income From Discontinued Operations	8,408	15,584	84,505	163,770	93,413	54,309
Net Income	37,394	51,385	238,017	305,010	219,653	141,381
Preferred Share Dividends	(8,618)	(4,728)	(25,375)	(10,101)	(10,101)	(7,470)
Net Income Available to Common Shareholders	$28,776	$46,657	$212,642	$294,909	$209,552	$133,911
Net Income Per Common Share - Basic	$0.34	$0.54	$2.49	$3.36	$2.35	$1.55
Net Income Per Common Share - Diluted	$0.34	$0.53	$2.44	$3.27	$2.31	$1.54

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Condensed Consolidated Statements of Income at Prorata Share include the real estate operations of joint ventures and partnerships at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

Important Note: We are discontinuing the production and distribution of financial statements prepared on a prorata bais. They will not appear in this supplemental package in any future quarters.

	March 31,	December 31,
	2008	2007
ASSETS

Property	$5,209,452	$5,287,823
Accumulated Depreciation	(757,136)	(788,141)
Property Held for Sale, net	7,590
Property, net	4,459,906	4,499,682

Notes Receivable from Real Estate Joint Ventures and Partnerships	114,714	88,804
Unamortized Debt and Lease Costs	125,984	130,255
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,397 in 2008 and $10,055 in 2007)	98,018	102,527
Cash and Cash Equivalents	66,165	71,550
Restricted Deposits and Mortgage Escrows	30,120	56,331
Other	180,369	143,960
Total	$5,075,276	$5,093,109

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,160,646	$3,242,349
Accounts Payable and Accrued Expenses	126,492	166,694
Other	209,613	149,938
Total	3,496,751	3,558,981

Minority Interest	126,810	64,163

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2008 and 2007; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2008 and 2007; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2008 and 2007; liquidation preference $200,000	2	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2008 and 2007; liquidation preference $200,000	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 83,933 in 2008 and 85,146 in 2007	2,528	2,565
Treasury Shares of Beneficial Interest - par value, $.03 per share; 1,370 shares outstanding in 2007		(41)
Accumulated Additional Paid-In Capital	1,444,180	1,442,027
Net Income in Excess of Accumulated Dividends	27,459	42,739
Accumulated Other Comprehensive Loss	(22,460)	(17,333)
Shareholders' Equity	1,451,715	1,469,965
Total	$5,075,276	$5,093,109

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures and partnerships at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%.